Supplement to the
Fidelity® Sustainable Core Plus Bond ETF
December 30, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2024.
Michael Cheng no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Brian Day (Co-Portfolio Manager) has managed the fund since 2024.
Stacie Ware (Co-Portfolio Manager) has managed the fund since 2024.
CPB-SUSTK-1024-101 1.9916471.101	October 30, 2024